UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 28, 2020

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-A Beaty Street
Davidson, North Carolina, 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

Gardner Denver Holdings, Inc.
222 East Erie Street, Suite 500
Milwaukee, Wisconsin 53202
(414) 212-4700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Ingersoll Rand Inc. (formerly Gardner Denver Holdings, Inc., the “Company”) to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission on March 4, 2020 in connection with the consummation of the previously announced Reverse Morris Trust transaction between the Company and Trane Technologies plc (formerly Ingersoll-Rand plc).

The Company is filing this Amendment solely to provide the financial statements and unaudited pro forma financial information referred to in Item 9.01(a) and (b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited combined financial statements of comprehensive income and cash flows of the Industrial Business of Ingersoll-Rand plc for the years ended December 31, 2019, 2018 and 2017, and the combined balance sheets as of December 31, 2019 and 2018 and the related notes, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended December 31, 2019 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP relating to the audited combined financial statements of the Industrial Business of Ingersoll-Rand plc.

99.1
The audited combined financial statements of the Industrial Business of Ingersoll-Rand plc as of December 31, 2019 and December 31, 2018, and for the years ended December 31, 2019, December 31, 2018 and December 31, 2017, and the notes related thereto.

99.2	The unaudited pro forma condensed combined financial statements of Ingersoll Rand Inc. as of and for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: March 31, 2020